UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

FREEPORT-McMoRan COPPER & GOLD INC.

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue, Phoenix, AZ 85004-2189

(Address of principal executive offices) (Zip Code)

(602) 366-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 9, 2013, the Delaware Court of Chancery issued an order denying plaintiffs’ request for a preliminary injunction in connection with the pending acquisition by Freeport-McMoRan Copper & Gold Inc. (“FCX”) of Plains Exploration & Production Company (“PXP”). The full text of the memorandum opinion of the court is attached hereto as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

The exhibit included as part of this Current Report on Form 8-K is listed in the attached Exhibit Index.

Additional Information about the Proposed Transaction and Where to Find It: In connection with the proposed transaction, FCX has filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of PXP that also constitutes a prospectus of FCX. FCX and PXP also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement/prospectus and other relevant documents filed by FCX and PXP with the SEC at the SEC’s website at www.sec.gov. In addition, you may obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of FCX or PXP at the following:

Freeport-McMoRan Copper & Gold Inc.	Plains Exploration & Production Company
333 N. Central Ave.	700 Milam, Suite 3100
Phoenix, AZ 85004	Houston, TX 77002
Attention: Investor Relations	Attention: Investor Relations
Phone: (602) 366-8400	Phone: (713) 579-6000
Email: ir@fmi.com	Email: investor@pxp.com

FCX and PXP and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about FCX’s directors and executive officers is available in FCX’s 2012 Annual Report on Form 10-K, filed with the SEC on February 22, 2013, as amended on April 23, 2013. Information about PXP’s directors and executive officers is available in PXP’s 2012 Annual Report on Form 10-K filed with the SEC on February 21, 2013, as amended on February 25, 2013 and April 29, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials which may be filed with the SEC regarding the merger. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from FCX or PXP using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By:	/s/ Kathleen L. Quirk
Kathleen L. Quirk
Executive Vice President,
Chief Financial Officer and Treasurer

Date: May 10, 2013

EXHIBIT INDEX

99.1	Memorandum Opinion, In re Plains Exploration & Production Company Stockholder Litigation, Consolidated C.A. 8090-VCN.